Exhibit 24

POWER OF ATTORNEY

The undersigned officer and/or director of Mesaba Holdings, Inc. hereby constitutes and appoints Paul F. Foley and Robert E. Weil, or either of them, with power to act one without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his stead, in any and all capacities to sign the Form 10-K of Mesaba Holdings, Inc. for the year ended March 31, 2002, pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 15, 2002

	Signed:	/s/ Richard H. Anderson
Richard H. Anderson

POWER OF ATTORNEY

The undersigned officer and/or director of Mesaba Holdings, Inc. hereby constitutes and appoints Paul F. Foley and Robert E. Weil, or either of them, with power to act one without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his stead, in any and all capacities to sign the Form 10-K of Mesaba Holdings, Inc. for the year ended March 31, 2002, pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: June 3, 2002

	Signed:	/s/ Donald E. Benson
Donald E. Benson

POWER OF ATTORNEY

The undersigned officer and/or director of Mesaba Holdings, Inc. hereby constitutes and appoints Paul F. Foley and Robert E. Weil, or either of them, with power to act one without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his stead, in any and all capacities to sign the Form 10-K of Mesaba Holdings, Inc. for the year ended March 31, 2002, pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 30, 2002

	Signed:	/s/ Pierson M. Grieve
Pierson M. Grieve

POWER OF ATTORNEY

The undersigned officer and/or director of Mesaba Holdings, Inc. hereby constitutes and appoints Paul F. Foley and Robert E. Weil, or either of them, with power to act one without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his stead, in any and all capacities to sign the Form 10-K of Mesaba Holdings, Inc. for the year ended March 31, 2002, pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: June 4, 2002

	Signed:	/s/ Robert C. Pohlad
Robert C. Pohlad

POWER OF ATTORNEY

The undersigned officer and/or director of Mesaba Holdings, Inc. hereby constitutes and appoints Paul F. Foley and Robert E. Weil, or either of them, with power to act one without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his stead, in any and all capacities to sign the Form 10-K of Mesaba Holdings, Inc. for the year ended March 31, 2002, pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: June 5, 2002

	Signed:	/s/ Carl R. Pohlad
Carl R. Pohlad

POWER OF ATTORNEY

The undersigned officer and/or director of Mesaba Holdings, Inc. hereby constitutes and appoints Paul F. Foley and Robert E. Weil, or either of them, with power to act one without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his stead, in any and all capacities to sign the Form 10-K of Mesaba Holdings, Inc. for the year ended March 31, 2002, pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 31, 2002

	Signed:	/s/ Douglas M. Steeland
Douglas M. Steenland

POWER OF ATTORNEY

The undersigned officer and/or director of Mesaba Holdings, Inc. hereby constitutes and appoints Paul F. Foley and Robert E. Weil, or either of them, with power to act one without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his stead, in any and all capacities to sign the Form 10-K of Mesaba Holdings, Inc. for the year ended March 31, 2002, pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: June 5, 2002

	Signed:	/s/ Raymond W. Zehr, Jr.
Raymond W. Zehr, Jr.

POWER OF ATTORNEY

The undersigned officer and/or director of Mesaba Holdings, Inc. hereby constitutes and appoints Paul F. Foley and Robert E. Weil, or either of them, with power to act one without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his stead, in any and all capacities to sign the Form 10-K of Mesaba Holdings, Inc. for the year ended March 31, 2002, pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: June 5, 2002

	Signed:	/s/ Paul F. Foley
Paul F. Foley

POWER OF ATTORNEY

The undersigned officer and/or director of Mesaba Holdings, Inc. hereby constitutes and appoints Paul F. Foley and Robert E. Weil, or either of them, with power to act one without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his stead, in any and all capacities to sign the Form 10-K of Mesaba Holdings, Inc. for the year ended March 31, 2002, pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: June 5, 2002

	Signed:	/s/ Robert E. Weil
Robert E. Weil